Exhibit 99.1

For more information, contact:

Wendy Crites Wacker, APR

Vice President, Global Communications

wwacker@rtix.com

Phone (386) 418-8888

Investor Contact:

Bill Fiske

Georgeson

BFiske@georgeson.com

Phone (212) 440-9128

PRELIMINARY RESULTS INDICATE THAT ALL SEVEN RTI SURGICAL NOMINEES ELECTED AT 2016

ANNUAL MEETING OF STOCKHOLDERS

ALACHUA, Fla. (May 26, 2016) – RTI Surgical Inc. (“RTI” or “the Company”) (Nasdaq: RTIX), a global surgical implant company, today announced that, based on a preliminary vote count submitted by RTI’s proxy solicitor, Georgeson, all seven of RTI’s nominees – Peter F. Gearen, Brian K. Hutchison, Thomas A. McEachin, Jonathon M. Singer, Paul G. Thomas, Nicholas J. Valeriani and Shirley A. Weis – were elected as directors at the Company’s 2016 annual meeting of stockholders, held earlier today. Final voting results are expected to be made available publicly in the next several weeks.

Commenting on the preliminary results, Curt Selquist, chairman of RTI’s Board of Directors, said, “We are grateful for our stockholders’ support of our nominees. We value the insights and feedback we have received from our stockholders over the past several weeks. We believe that RTI has made significant progress, and we look forward to the successful execution of our plan.”

In other business conducted at the meeting, RTI’s stockholders approved on an advisory basis the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement (the “say on pay vote”), as well as the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm.

A tabulation of the votes on these matters will be included in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission.

About RTI Surgical Inc.

RTI Surgical is a leading global surgical implant company providing surgeons with safe biologic, metal and synthetic implants. Committed to delivering a higher standard, RTI’s implants are used in sports medicine, general surgery, spine, orthopedic, trauma and cardiothoracic procedures and are distributed in nearly 50 countries. RTI is headquartered in Alachua, Fla., and has four manufacturing facilities throughout the U.S. and Europe. RTI is accredited in the U.S. by the American Association of Tissue Banks and is a member of AdvaMed. For more information, please visit www.rtix.com.

Important Additional Information

RTI Surgical has filed a definitive proxy statement with the U.S. Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies for its 2016 annual meeting of shareholders. Shareholders are strongly advised to read RTI’s 2016 proxy statement and the accompanying WHITE proxy card and other documents filed with the SEC when they become available because they will contain important information. Shareholders can obtain copies of RTI’s 2016 proxy statement, any amendments or supplements to the proxy statement and other relevant solicitation materials filed by RTI with the SEC in connection with its 2016 annual meeting of shareholders free of charge at the SEC’s website at www.sec.gov, on the company’s website at www.rtix.com, or by writing to our Corporate Secretary at our principal office at 11621 Research Circle, Alachua, Florida 32615. RTI, its directors, and its executive officers may be deemed participants in the solicitation of proxies from shareholders in connection with its 2016 annual meeting of shareholders. Information concerning persons who may be considered participants in the solicitation of RTI’s shareholders under the rules of the SEC is set forth in public filings filed by RTI with the SEC and in the definitive proxy statement relating to its 2016 annual meeting of shareholders.

Forward Looking Statement

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including those statements regarding the final voting results, the public release of such results, and RTI’s execution of its planned strategy to accelerate growth, expand margins and increase long-term value for all stockholders. These forward-looking statements are based on management’s current expectations, estimates and projections about our industry, our management’s beliefs and certain assumptions made by our management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, except for historical information, any statements made in this communication about anticipated financial results, growth rates, new product introductions, future operational improvements and results or regulatory actions or approvals or changes to agreements with distributors also are forward-looking statements. These statements are not guarantees of future performance and are subject to risks and uncertainties, including the risks described in public filings with the SEC. Our actual results may differ materially from the anticipated results reflected in these forward-looking statements. Copies of the company’s SEC filings may be obtained by contacting the company or the SEC or by visiting RTI’s website at www.rtix.com or the SEC’s website at www.sec.gov.